Exhibit 17(a)

                 Form of Voting Instructions Card and Proxy Card
                   for Phoenix-Van Kampen Focus Equity Series

                            Voting Instructions Card

         Instructions of Policyholder/Contractowner for Voting Shares of

                          The Phoenix Edge Series Fund

These proposals are discussed in detail in the attached Proxy Statement. The Board of Trustees of the Fund is soliciting the enclosed proxy. As a convenience, you can now vote in any one of four ways:

o        Through the Internet at www.proxyweb.com;

o By telephone, with a toll-free call to the Fund's proxy tabulator, at 1-800-690-6903;

o By mail, using the enclosed Voting Instructions Card(s) and postage paid envelope; or

o        In person at the Special Meeting.

         We encourage you to vote by Internet or telephone, using the control number that appears below. These voting methods will reduce the time and costs associated with this proxy solicitation. Whichever method you choose please read the enclosed proxy statement before you vote.

         PLEASE RESPOND - IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE PROMPTLY. YOUR VOTE IS IMPORTANT.

         The undersigned, being the owner of a variable life insurance policy ("Policyholder") or variable annuity contract ("Contractowner") issued by Phoenix Life Insurance Company and its subsidiaries (together "Phoenix"), hereby instructs Phoenix to cause the shares of Phoenix-Van Kampen Focus Equity Series, a series of The Phoenix Edge Series Fund ("Fund"), allocable to Policyholder or Contractowner's account identified on this Voting Instructions Card, to be voted at the Special Meeting of Shareholders of the Fund to be held on February 14, 2003 at One American Row, Hartford, Connecticut, and at any and all adjournments or postponements thereof, in the manner directed below with respect to the matters described in the notice and accompanying Proxy Statement for said meeting which have been received by the undersigned.

         THE PROXY FOR WHICH VOTING INSTRUCTIONS ARE BEING REQUESTED IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND WHO RECOMMEND A VOTE "FOR" EACH OF THE PROPOSALS.

         The voting instruction will be voted as marked. IF NOT MARKED, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PROPOSAL. If you do not vote or this voting instruction is not returned properly executed, your votes will be cast by Phoenix on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. Please do not use fine point pens. [x]

NAME OF SERIES:  [                          ]
                  --------------------------

                                              FOR        AGAINST       ABSTAIN
Proposal 1:
----------

REORGANIZATION OF FUND                        [ ]          [ ]           [ ]

TO CONSIDER AND ACT UPON A
PROPOSAL TO APPROVE THE
AGREEMENT AND PLAN OF
REORGANIZATION, DATED FEBRUARY
14, 2003, AND THE TRANSACTIONS IT
CONTEMPLATES, INCLUDING (a) THE
TRANSFER OF ALL OF THE ASSETS OF
THE PHOENIX-VAN KAMPEN FOCUS
EQUITY SERIES TO PHOENIX-JANUS
GROWTH SERIES, ANOTHER SERIES OF
THE PHOENIX EDGE SERIES FUND, IN
EXCHANGE SOLELY FOR SHARES OF
THE PHOENIX-JANUS GROWTH SERIES
AND THE ASSUMPTION BY THE
PHOENIX-JANUS GROWTH SERIES OF
ALL KNOWN LIABILITIES OF THE
PHOENIX-VAN KAMPEN FOCUS EQUITY
SERIES AND (b) THE DISTRIBUTION OF
THE SHARES OF THE PHOENIX-JANUS
GROWTH SERIES SO RECEIVED TO
SHAREHOLDERS OF THE PHOENIX-VAN
KAMPEN FOCUS EQUITY SERIES IN
COMPLETE LIQUIDATION OF THE
PHOENIX-VAN KAMPEN FOCUS
EQUITY SERIES.

Proposal 2:
----------

TO CONSIDER AND ACT UPON ANY                  [ ]          [ ]           [ ]
OTHER BUSINESS AS MAY PROPERLY
COME BEFORE THE MEETING AND ANY
ADJOURNMENTS THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


-------------------------------                ---------------------------------
Signature of Participant   Date                Signature of Joint Owner(s)  Date

PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL PARTICIPANTS SHOULD SIGN THIS VOTING INSTRUCTION; BUT IF ONE PARTICIPANT SIGNS, THIS SIGNATURE BINDS THE OTHER PARTICIPANT(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

                          THE PHOENIX EDGE SERIES FUND

These proposals are discussed in detail in the attached Proxy Statement. The Board of Trustees of the Fund is soliciting the enclosed proxy. As a convenience, you can now vote in any one of four ways:

o        Through the Internet at www.proxyweb.com;

o By telephone, with a toll-free call to the Fund's proxy tabulator, at 1-800-690-6903;

o By mail, using the enclosed Voting Instructions Card(s) and postage paid envelope; or

o        In person at the Special Meeting.

         We encourage you to vote by Internet or telephone, using the control number that appears below. These voting methods will reduce the time and costs associated with this proxy solicitation. Whichever method you choose please read the enclosed proxy statement before you vote.

         PLEASE RESPOND - IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE PROMPTLY. YOUR VOTE IS IMPORTANT.

         The undersigned shareholder of Phoenix-Van Kampen Focus Equity Series, a series of The Phoenix Edge Series Fund (the "Fund') hereby appoints Doreen A. Bonner, Noreen M. O'Connell and Matthew A. Swendiman, and any and each of them, proxies of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on February 14, 2003 at One American Row, Hartford, Connecticut, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any and all adjournments or postponements thereof, with respect to all shares of the Fund for which the undersigned is entitled to vote or with respect to which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present voting with respect to the specific matters set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revoked.

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES WHO RECOMMEND A VOTE "FOR" EACH OF THE PROPOSALS.

         SPECIFY DESIRED ACTION BY AN "X" IN THE APPROPRIATE SPACE. IN THE ABSENCE OF SUCH SPECIFICATION, THE PERSONS NAMED AS PROXIES HAVE DISCRETIONARY AUTHORITY, WHICH THEY INTEND TO EXERCISE BY VOTING SHARES REPRESENTED BY THIS PROXY IN FAVOR OF EACH OF THE PROPOSALS.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. Please do not use fine point pens. [x]

NAME OF SERIES:  [                          ]
                  --------------------------

                                              FOR        AGAINST       ABSTAIN
Proposal 1:
----------

REORGANIZATION OF FUND                        [ ]          [ ]           [ ]

TO CONSIDER AND ACT UPON A
PROPOSAL TO APPROVE THE
AGREEMENT AND PLAN OF
REORGANIZATION, DATED FEBRUARY
14, 2003, AND THE TRANSACTIONS IT
CONTEMPLATES, INCLUDING (a) THE
TRANSFER OF ALL OF THE ASSETS OF
THE PHOENIX-VAN KAMPEN FOCUS
EQUITY SERIES TO PHOENIX-JANUS
GROWTH SERIES, ANOTHER SERIES OF
THE PHOENIX EDGE SERIES FUND, IN
EXCHANGE SOLELY FOR SHARES OF
THE PHOENIX-JANUS GROWTH SERIES
AND THE ASSUMPTION BY THE
PHOENIX-JANUS GROWTH SERIES OF
ALL KNOWN LIABILITIES OF THE
PHOENIX-VAN KAMPEN FOCUS EQUITY
SERIES AND (b) THE DISTRIBUTION OF
THE SHARES OF THE PHOENIX-JANUS
GROWTH SERIES SO RECEIVED TO
SHAREHOLDERS OF THE PHOENIX-VAN
KAMPEN FOCUS EQUITY SERIES IN
COMPLETE LIQUIDATION OF THE
PHOENIX-VAN KAMPEN FOCUS
EQUITY SERIES.

Proposal 2:
----------

TO CONSIDER AND ACT UPON ANY                  [ ]          [ ]           [ ]
OTHER BUSINESS AS MAY PROPERLY
COME BEFORE THE MEETING AND ANY
ADJOURNMENTS THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


--------------------------------              ----------------------------------
Signature of Participant   Date               Signature of Joint Owner(s)   Date

PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS HEREON. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.